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                       ONE GROUP(R) HEALTH SCIENCES FUND

                Supplement Dated February 1, 2001 to Prospectus
                             Dated February 1, 2001

  The One Group Services Company, the distributor for the One Group Health Sciences Fund (the "Fund") will solicit orders to purchase Class A, Class B, Class C and Class I shares of the Fund during an initial offering period from February 26, 2001 to March 23, 2001 (the "Subscription Period"). Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for March 23, 2001). An order in proper form to purchase shares of the Fund that is accompanied by payment and is received by the Fund's transfer agent prior to March 23, 2001 will be deemed to be: (i) an order to purchase Class A, Class B, Class C or Class I shares of One Group Prime Money Market Fund and (ii) an order to exchange shares of One Group Prime Money Market Fund for Class A, Class B, Class C or Class I shares of the Fund as of March 23, 2001. The exchange will be processed and priced into the Fund on March 23, 2001 at the initial offering price of $10.00 per share plus any applicable sales charge. Except as stated above, exchanges from other One Group funds into the Fund will not be permitted during the Subscription Period.

  Shareholder Servicing Agents may require additional forms or follow different procedures. Investors purchasing through a Shareholder Servicing Agent should contact their Shareholder Servicing Agent regarding purchase procedures.

  During the Subscription Period, The One Group Services Company will provide full dealer reallowance to Shareholder Servicing Agents who sell Class A shares and pay an additional commission of .50% of the original purchase price to Shareholder Servicing Agents who sell Class B and Class C shares. As a result, The One Group Services Company will pay the full commission received on Class A shares to Shareholder Servicing Agents who sell Class A shares during the Subscription Period. Shareholder Servicing Agents who sell Class B shares during the Subscription Period will receive a commission of 4.50% of the original purchase price. Shareholder Servicing Agents who sell Class C shares during the Subscription Period will receive a commission of 1.50% of the original purchase price.

  Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through this subscription offer.


TOG-S-HSFS